Exhibit 10.65

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE SALE IS MADE IN ACCORDANCE WITH AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

[SUBCO]

COMMON STOCK WARRANT

This Warrant is issued as of this __ day of ____________ 201_ (the “Issue Date”) by [SubCo], a Delaware corporation (the “Company”), to _______________, or permitted assigns (the “Holder”).

1.          Issuance of Warrant; Number and Type of Securities Subject to Warrant. Previously, the Holder made a loan to Company’s parent and a portion of the loan was used for the benefit of the Company (the “SubCo Loan”). In consideration of the Holder’s agreement to fund the SubCo Loan, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to the Holder the right to purchase a number of shares of the Company’s Common Stock (the “Common Stock”) equal to the twenty five percent (25%) of the SubCo Loan divided by the lowest price at which equity securities are sold in the first third party financing of the Company (the “SubCo Financing”). In the event of a Deemed Liquidation Event occurring prior to the SubCo Financing, the price used will be the price per share to be received by the common shareholders as a result of such Deemed Liquidation Event. The exercise price of the warrant will be the par value of the Common Stock. A “Deemed Liquidation Event” shall mean: (A) any sale of all or substantially all of the assets of the Company; (B) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the holders of equity securities of the Company immediately prior to such consolidation, merger or reorganization, continue to hold a majority of the equity securities of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (C) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s equity securities are transferred.

2.            Term; Exercise Price. This Warrant shall only be exercisable in accordance with the terms of Section 6 hereof, and shall expire on the date that is ten (10) years after the Issue Date. The per share exercise price (the “Warrant Price”) for the purchase of shares of Common Stock issuable pursuant to this Warrant (the “Warrant Shares”) shall be $____, the par value of the Common Stock.

3.             Adjustments and Notices. This Warrant shall be subject to adjustment from time to time in accordance with the following provisions.

(a)          Stock Splits, Subdivisions or Combinations. If at any time on or after the date hereof the Company shall split, subdivide or otherwise change its outstanding shares of any securities receivable upon exercise of this Warrant into a greater number of securities, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Warrant Shares shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of any securities receivable upon exercise of this Warrant shall be combined into a smaller number of securities, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Warrant Shares shall thereby be proportionately decreased, all subject to further adjustment as provided in this Section 3.

(b)          Reclassification. If the Company, by reclassification of securities, reorganization of the Company (or any other entity the securities of which are at the time receivable upon the exercise of this Warrant) or otherwise (including by merger or consolidation), shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

(c)          No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, each as amended to date, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out the provisions of this Warrant and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Warrant against impairment.

(d)          Fractional Shares. No fractional Warrant Shares shall be issuable upon exercise or conversion of the Warrant and the number of Warrant Shares to be issued shall be rounded to the nearest whole Warrant Share. If a fractional Warrant Share arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional Warrant Share by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full Warrant Share.

2

4.            No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a stockholder of the Company on any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

5.            Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance and payment of the applicable Warrant Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

6.            Exercise of Warrant. Subject to Section 4, this Warrant may be exercised in whole or in part, at any time, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in substantially the forms attached hereto as Attachment 1 and Attachment 2, respectively (subject to appropriate revision if this Warrant is adjusted pursuant to Section 3 hereof), duly completed and executed at the principal office of the Company, and accompanied by payment in full of the applicable aggregate Warrant Price in cash or by check with respect to the Warrant Shares being purchased. Prior to exercise of the Warrant, the Holder shall notify the Company of its desire to exercise the Warrant. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as holder of such shares of record as of the close of business on such date.

7.            Notice of Proposed Transfer. Prior to any proposed transfer of this Warrant or the Warrant Shares received on the exercise of this Warrant (together, the “Securities”), unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Act”) covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of the Securities may be effected without registration under the Act, or (ii) a “no action” letter from the Securities and Exchange Commission (the “Commission”) to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of the Securities shall be entitled to transfer the Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder to any affiliate of such Holder. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Act.

3

8.            Certificate of Adjustment. Whenever the Warrant Price or number or type of Warrant Shares issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of the Secretary of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

9.            Replacement of Warrants. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, and in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.           Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and a Requisite Majority. For purposes hereof, “Requisite Majority” shall mean Holders of at least a majority of the Warrant Shares then issuable upon exercise of then outstanding warrants of like tenor to this Warrant issued by the Company (the “Offering Warrants”); provided, however, that no such amendment or waiver may disproportionately and adversely affect the Holder relative to the holders of all other Offering Warrants without the Holder’s consent. Any amendment effected in accordance with this Section shall be binding upon all holders of the Offering Warrants, each future holder of the Offering Warrants, and the Company. By acceptance hereof, the Holder acknowledges that in the event the required consent is obtained, any term of this Warrant may be amended or waived with or without the consent of the Holder.

11.           Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

12.           Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

13.           Miscellaneous. This Warrant shall be governed by the laws of the State of New York as such laws are applied to contracts to be entered into and performed entirely in New York. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.

4

ISSUED this __ day of ____________ 2015.

[SUBCO]

By:
Name:
Title: Chief Executive Officer

Attachment 1

NOTICE OF EXERCISE

TO: [SubCo]

1.          The undersigned hereby elects to purchase _____________ shares of __________ of [SubCo] (the “Warrant Shares”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2.          Please issue a certificate or certificates representing said number of Warrant Shares in the name of the undersigned or in such other name as is specified below:

________________________________________
(Name)
________________________________________
(Address)

(Date)	(Name of Warrant Holder)

By:

Title:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Shares of _________ of

[SubCo]

In connection with the purchase of the shares of __________ of [SubCo], the undersigned hereby represents to [SubCo] (the “Company”) as follows:

(A)         The undersigned is an accredited investor (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”)). The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(B)         The undersigned understands that no liquid public market now exists for the securities being issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities being obtained hereby.

(C)         The undersigned understands that the securities issued upon exercise of the Warrant (the “Securities”), and any securities issued in respect thereof or exchange therefor, may bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE SALE IS MADE IN ACCORDANCE WITH AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(D)         By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(E)         The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance and exercise may not be registered under the Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(F)         The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably required by the Company it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(G)       The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

[Signature on Next Page]

Dated:

(Print Name of Holder)

By:
(signature)

Name:
(print name of person signing)

Title: